SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                          ----------------------------




                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date Of Report: February 17, 2000
                         (Date of Earliest Event Report)



                       VININGS INVESTMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)



                        Massachusetts 0-13693 13-6850434
      (State or other jurisdiction (Commission file number) (IRS employer of incorporation) identification no.)






                 3111 Paces Mill Road, Suite A-200, Atlanta, GA
                 30339 (Address of principal executive offices)
                                   (Zip code)



       Registrant's telephone number, including area code: (770) 984-9500

Item 4.  Changes in Registrant's Certifying Accountant

         On February 17, 2000, Vinings Investment Properties Trust (the "Registrant") dismissed Arthur Andersen LLP as independent public accountants for the Registrant. For the fiscal years ended December 31, 1997 and 1998 ("Fiscal 1997" and "Fiscal 1998"), Arthur Andersen LLP had examined and reported upon the Registrant's financial statements and had served as the Registrant's independent public accountants. For the fiscal year ended December 31, 1999 ("Fiscal 1999") and through the dismissal of Arthur Andersen LLP on February 17, 2000, Arthur Andersen LLP served as the Registrant's independent public accountants but did not examine and/or report upon the Registrant's Fiscal 1999 financial statements.

         On February 17, 2000, the Registrant engaged Habif, Arogeti & Wynne, LLP as the independent public accountants to examine and report upon the Registrant's financial statements for Fiscal 1999. The change in independent public accountants followed a decision by management and approval by the Audit Committee and the Board of Trustees, that it was in the best interest of the Registrant to review the relationship between the Registrant and its independent public accounting firm with respect to services provided and fees charged. The Audit Committee solicited and received a proposal from and interviewed Habif, Arogeti & Wynne, LLP concerning audit and certain tax services to be provided for Fiscal 1999 prior to making the decision to dismiss Arthur Andersen LLP and to engage Habif, Arogeti & Wynne, LLP. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging Habif, Arogeti & Wynne LLP, neither the Registrant nor anyone on its behalf consulted Habif, Arogeti & Wynne LLP regarding any matter described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

         In connection with the audits of Fiscal 1997 and Fiscal 1998 and through the dismissal of Arthur Andersen LLP on February 17, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report. During the Registrant's two most recent fiscal years and through the dismissal of Arthur Andersen LLP on February 17, 2000, none of the kind of events listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred.

         Neither of the audit reports of Arthur Andersen LLP on the consolidated financial statements of the Registrant for Fiscal 1997 nor Fiscal 1998 contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Registrant has provided Arthur Andersen LLP with a copy of the disclosures it is making in this Current Report on Form 8-K prior to the filing of this report with the Securities and Exchange Commission. The Registrant has requested and received a letter from Arthur Andersen LLP addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Registrant herein in response to Item 304(a) of Regulation S-K and such letter is included in this filing as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit No.          Description
         16.1                 Letter from Arthur Andersen LLP

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              VININGS INVESTMENT PROPERTIES TRUST


Date: February 23, 2000       By:    /s/ Stephanie A. Reed
                              ----------------------------
                              Name:  Stephanie A. Reed
                              Title: Vice President

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


February 21, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Ladies and Gentlemen:

We have read the third and fourth paragraphs of Item 4 included in the Form 8-K dated February 17, 2000 of Vinings Investment Properties Trust to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


/s/ Arthur Andersen LLP